UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22442

First Trust High Income Long/Short Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
High Income Long/Short Fund (FSD)

Semi-Annual Report
For the Six Months Ended
April 30, 2024

Table of Contents
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2024
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Letter from the Chairman and CEO
April 30, 2024
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust High Income Long/Short Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2024.
On March 16, 2022, the Federal Reserve (the “Fed”) initiated the first of what have been eleven increases to the Federal Funds target rate thus far in the current cycle. Given its potential impact, financial pundits have been debating the direction and timing of the Fed’s interest rate policy ever since. In December 2023, the Fed gave some guidance, announcing that it expected to implement up to three interest rate cuts totaling 75 basis points (“bps”) in 2024. Investors responded to the news with exuberance. In the U.S., the S&P 500® Index surged by 10.56% on a total return basis in the first quarter of 2024, adding to its already stunning 26.29% total return in 2023. For comparison, the yield on the 10-Year Treasury Note (“T-Note”) stood at 3.80% on December 27, 2023, down a stunning 119 bps from its most recent high of 4.99% set just months prior on October 19, 2023. Bond yields generally move in the opposite direction of prices. Given this relationship, the decline in the 10-Year T-Note’s yield is indicative of investor’s desire to lock in higher income payments prior to the Fed reducing its policy rate.
At this point, it makes sense to step back and highlight several ways the Fed’s interest rate policy has impacted the U.S. economy. We’ll start with the good news. On April 30, 2024, inflation, as measured by the trailing 12-month rate on the Consumer Price Index, stood at 3.4%, down significantly from its most recent peak of 9.1% set in June 2022. Additionally, the higher Federal Funds target rate has been a boon for those investors with assets in fixed income, money market, and other interest-bearing accounts. The total value of assets held in U.S. money market accounts stood at $6.0 trillion on May 1, 2024, nearly double where it stood just five years ago. Notably, the weekly yield on the benchmark U.S. Treasury 3-Month Money Market Index more than doubled from 2.40% to 5.32% between the end of April 2019 and April 2024.
Now for the not-so-good news. Higher interest rates often restrict the ability of consumers and businesses to spend and finance growth, respectively. While the consumer has remained relatively unscathed thus far, evidence that they are stretching their budgets is mounting. The Federal Reserve Bank of New York reported that the total balance of U.S. credit card debt stood at a record $1.13 trillion at the end of 2023, while the average annual percentage rate for all cards rose to a record 21.59% in the first quarter of 2024. Perhaps unsurprisingly, delinquency rates have been surging. Data from the Federal Reserve Bank of St. Louis revealed that the delinquency rate on credit card loans for all U.S. commercial banks rose to 3.10% in the fourth quarter of 2023, up from 2.62% in the fourth quarter of 2019 (pre-COVID-19). In April 2024, 43% of small and mid-sized U.S. businesses were unable to pay their rent on time and in full. In addition, higher interest rates are impacting economic growth. In the U.S., real gross domestic product growth was a tepid 1.6% in the first quarter of 2024, far below consensus expectations of 2.5%. Not even the U.S. government is immune to the impacts of higher interest rates. At the end of the first quarter of 2024, the interest payments paid by the Federal government stood at a record $1.06 trillion, nearly double their total of $0.56 trillion at the end of the fourth quarter of 2019.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE”
As of April 30, 2024 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FSD
Common Share Price	$11.66
Common Share Net Asset Value (“NAV”)	$12.48
Premium (Discount) to NAV	(6.57)%
Net Assets Applicable to Common Shares	$415,441,097
Current Monthly Distribution per Common Share(1)	$0.1050
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	10.81%
Current Distribution Rate on NAV(2)	10.10%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	6 Months Ended 4/30/24	1 Year Ended 4/30/24	5 Years Ended 4/30/24	10 Years Ended 4/30/24	Inception (9/27/10) to 4/30/24
Fund Performance(3)
NAV	10.27%	9.60%	3.60%	4.31%	5.70%
Market Value	17.47%	14.25%	5.12%	4.67%	4.81%
Index Performance
ICE BofA US High Yield Constrained Index	8.96%	8.93%	3.52%	4.18%	5.59%

(1)
Most recent distribution paid through April 30, 2024. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of April 30, 2024. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE” (Continued)
As of April 30, 2024 (Unaudited)

Credit Quality(4)	% of Total Fixed-Income Investments(5)
BBB- and above	13.60%
BB	54.50
B	27.40
CCC+ and below	4.50
Total	100.0%

Industry Classification	% of Long-Term Investments(5)
Energy	14.9%
Services	9.3
Capital Goods	9.3
Basic Industry	9.0
Media	7.4
Leisure	6.7
Consumer Goods	5.2
Healthcare	5.0
Utility	4.5
Retail	4.2
Financial Services	4.1
Technology & Electronics	4.1
Telecommunications	4.0
Automotive	3.9
Real Estate	3.8
Banking	2.6
Transportation	1.9
Insurance	0.1
Collateralized Mortgage Obligations	0.0*
Total	100.0%
* Amount is less than 0.1%.

Asset Classification	% of Long-Term Investments(5)
Corporate Bonds and Notes	73.5%
Foreign Corporate Bonds and Notes	19.2
Capital Preferred Securities	4.3
Senior Floating-Rate Loan Interests	2.8
Equity	0.2
Mortgage-Backed Securities	0.0*
Total	100.0%
* Amount is less than 0.1%.

Country Exposure	% of Long-Term Investments(5)
United States	80.2%
Canada	4.6
United Kingdom	2.6
Bermuda	2.2
Netherlands	1.6
Luxembourg	1.4
Multinational	1.4
France	1.3
Cayman Islands	1.1
Panama	0.7
Finland	0.6
Australia	0.6
Mexico	0.5
Japan	0.4
Ireland	0.3
Spain	0.2
Jersey	0.2
Italy	0.1
Total	100.0%

Fund Allocation	% of Net Assets
Corporate Bonds and Notes	95.5%
Foreign Corporate Bonds and Notes	24.9
Capital Preferred Securities	5.6
Senior Floating-Rate Loan Interests	3.6
Common Stocks	0.3
Mortgage-Backed Securities	0.0*
U.S. Government Bonds Sold Short	(12.5)
Outstanding Loan	(35.9)
Net Other Assets and Liabilities(6)	18.5
Total	100.0%
* Amount is less than 0.1%.

(4)
The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)
Percentages are based on long positions only. Short positions are excluded.
(6)
Includes forward foreign currency contracts.

Portfolio Commentary
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2024 (Unaudited)
Reorganization
At a special meeting of shareholders of the First Trust High Income Long/Short Fund (the “Fund” or “FSD”) on May 30, 2024, the Fund’s shareholders approved the reorganization of FSD with and into abrdn Income Credit Strategies Fund (“ACP”), a diversified, closed-end management investment company organized as a Delaware statutory trust.  The reorganization was previously approved by the Fund’s Board of Trustees on October 23, 2023. Subject to the satisfaction of certain customary closing conditions, the reorganization of the Fund into ACP is expected to close by the end of July 2024, or as soon as practicable thereafter. No assurance can be given as to the exact closing of the transaction. Upon the completion of the reorganization, which is expected to be tax-free, the assets of the Fund will be transferred to, and the liabilities of the Fund will be assumed by, ACP. The shareholders of the Fund will receive shares of ACP with a value equal to the aggregate net asset value of the shares of the Fund held by them.
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Fund. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
MacKay Shields LLC, Sub-Advisor to the Fund, was founded in 1938 and became a registered investment advisor in 1969. As of April 30, 2024, MacKay had approximately $140.5 billion in assets under management.
FSD Portfolio Management Team
Cameron White, CFA – Director, Head of Fundamental Research
Matthew Jacob – Managing Director, Global Credit
Shu-Yang Tan, CFA – Managing Director, Global Credit
Market Recap
This report covers the Fund for the six-month period ended April 30, 2024.
Credit markets closed 2023 on a high with a robust rally, rewarding investors in November and December with among the highest monthly returns over the last several years. Rapid disinflation along with the hopes of interest rate cuts coming in the near future fueled markets as 2023 ended. The year 2024, however, has progressed with a weaker tone across credit markets around concerns of stronger than expected inflation and the probability of a higher for longer rate environment, resulting in elevated interest rate volatility. In April 2024, the Federal Reserve (the “Fed”) signaled  the likelihood that their current tight policy stance would remain until further progress is made toward their 2% inflation target. While the movement in interest rates over the last four months hindered returns, the gains captured at the end of 2023 more than offset the softness experienced in 2024.
During the same period, returns were primarily driven by meaningful spread compression across credit sectors, with lower quality bonds outpacing higher quality sectors. Yields modestly declined across the Treasury curve with the largest movement at the long end of the curve. The Treasury curve remains inverted with 2-Year and 10-Year Treasuries closing the month at 5.04% and 4.69%, respectively.
Overall, we continue to believe that moderating inflation and economic momentum have created a wider path to a possible soft landing. Within credit, fundamental analysis suggests that we remain in a relatively benign credit environment. Despite valuations in the top quartile of historical ranges, current elevated yields are attractive. As such, we are constructive on the higher quality segments of credit but remain cautious on lower quality and distressed segments where companies with unsustainable capital structures and challenged business models are likely to be pressured in a higher rate environment.
Performance Summary
For the six-month period ending April 30, 2024, U.S. high yield1 (“HY”) locked in a return of 8.94% (according to ICE Data), with significant spread compression of 124 basis points (“bps”) to close the period at 318 bps over Treasuries. Valuations remain quite tight with HY spreads well below the median versus historical levels. Looking at returns by quality, all rating sub-segments moved higher. CCC-rated bonds outpaced all quality cohorts and the broad HY market with a return of 12.16%. Distressed bonds trailed but gained 8.81%. Single-B’s rose 8.86% followed by BB’s, which increased 8.20%. Likewise, within industries, all sectors gained in the period. Healthcare was the top performer rising by over 13%, while Media and Telecom lagged.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2024 (Unaudited)
Turning to market technicals, according to JPMorgan, investors added to the high yield market with inflows in the first quarter of 2024 but redeemed in April 2024 bringing year-to-date (“YTD”) net flows to -$65 million. Considering primary market activity, $114 billion in supply came into the HY market across 157 deals YTD ending April 2024. Within the loan market, investors added $6 billion YTD; loan issuance YTD was robust, with $390 billion in new loan supply, which is meaningfully ahead of HY issuance. Finally, the volume of defaults and distressed exchanges totals $25.3 billion YTD, running approximately 12% below the same timeframe in 2023.

Past performance is no guarantee of future results.
Source: ICE Data
US HY, ICE BofA U.S. High Yield Index1
BB, ICE BofA BB U.S. High Yield Index2
B, ICE BofA Single-B U.S. High Yield Index3
CCC and Lower, ICE BofA CCC & Lower U.S. High Yield Index4
Distressed, ICE BofA U.S. Distressed High Yield Index5
It is not possible to invest directly in an index. Please see footnotes and Important Disclosures for information related to comparisons to an index, index descriptions and ICE BofA credit ratings disclosure. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2024 (Unaudited)

Performance
Average Annual Total Returns
	6 Months Ended 4/30/24	1 Year Ended 4/30/24	5 Years Ended 4/30/24	10 Years Ended 4/30/24	Inception (9/27/10) to 4/30/24
Fund Performance*
NAV	10.27%	9.60%	3.60%	4.31%	5.70%
Market Value	17.47%	14.25%	5.12%	4.67%	4.81%
Index Performance
ICE BofA US High Yield Constrained Index	8.96%	8.93%	3.52%	4.18%	5.59%

*
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2024 (Unaudited)

Performance of a $10,000 Initial Investment
October 31, 2013 - April 30, 2024

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20
10/31/21
10/31/22
10/31/23
4/30/24
$16,759
$15,781
First Trust High Income Long/Short Fund
ICE BofA US High Yield Constrained Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Turning to the Fund, the Fund outperformed its benchmark, the ICE BofA US High Yield Constrained Index6 by gaining* 17.47% on a market share price basis and 10.27% on a net asset value basis for the six-month period ended April 30, 2024, compared to the ICE BofA US High Yield Constrained Index6 which rose 8.96%. Given the high yield market rally during the period, the Fund’s additional high yield exposure, funded through proceeds from leverage within the Fund (reflected in U.S. Treasury short positions7), was the largest contributor to performance. These positions are expressed at the front end of the curve8 and used to reduce the portfolio’s exposure to interest rate risk, while at the same time purchasing additional high yield securities to lever up the portfolio9. In terms of performance attribution within industries, issue selection within the Leisure, Utility and Services sectors added to relative results, while overall positioning in the Healthcare and Financial Services sectors detracted, as did issue selection in the Retail sector. The forward foreign currency contracts had minimal impact to the Fund performance during the period.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began and ended the period at $0.105 per share. At the $0.105 per share monthly distribution rate, the annualized distribution rate at April 30, 2024 was 10.10% at NAV and 10.81% at market price. The final determination of the source and tax status of all 2024 distributions will be made after the end of 2024 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Outlook
At time of writing, money markets are discounting less than 50 bps of total easing by year-end, with a first cut fully discounted by the November 2023 meeting. This represents a sharp adjustment from the beginning of April 2024, when market expectations were more closely aligned with the Federal Open Market Committee’s March 2024 projections for 75 bps of easing this year. Commentary from Fed officials also contributed to the adjustment in policy expectations, especially Fed Chairman Jerome Powell’s mid-month comment that “Recent data have clearly not given us greater confidence” that inflation is returning to target, and “If higher inflation does persist, we can maintain the current level of restriction for as long as needed.”
Delayed rate cuts in the United States are creating some degree of policy divergence with European central banks. The Swiss National Bank cut rates in late March 2024, and, at time of writing, the Sveriges Riksbank (the central bank of Sweden) has followed suit. Both the European Central Bank and the Bank of England look set to begin easing in June 2024. This divergence has led to higher short-term Treasury yields relative to European sovereigns, which along with a stronger growth outlook in the United States has supported dollar appreciation.
We believe policy divergence between the Fed and its European counterparts will ultimately prove to be modest in scope. While inflation has proven somewhat sticky in the United States of late, we expect it to begin moderating as soon as the second quarter: housing inflation should continue to come down given disinflation in new rents, wage growth has also moderated and inflation expectations remain well anchored. In addition, much of the firming in inflation to start the year appears due to residual seasonality; that is, the seasonal adjustment process used in calculating the official inflation numbers may not be fully capturing the impact of

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2024 (Unaudited)
early-year price adjustments. Also limiting the scope for policy divergence is the fact that U.S. policy makers have recently begun showing greater sensitivity to the cooling of the labor market; going forward, as inflation moderates, they will increasingly need to consider both their price stability and full employment objectives, which suggests an increasing willingness to turn to sustained policy easing. Finally, the fact that the Fed has more room to cut than most European central banks should also limit the degree of policy divergence over the next several quarters.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2024 (Unaudited)
Fund Notes
1ICE BofA U.S. High Yield Index.
2The ICE BofA BB U.S. High Yield Index (H0A1) is a subset of ICE BofA U.S. High Yield Index including all securities rated BB1 through BB3, inclusive.
3ICE BofA Single-B U.S. High Yield Index (H0A2) is a subset of ICE BofA U.S. High Yield Index including all securities rated B1 through B3, inclusive.
4ICE BofA CCC & Lower U.S. High Yield Index (H0A3) is a subset of ICE BofA U.S. High Yield Index including all securities rated CCC1 or lower.
5ICE BofA U.S. Distressed High Yield Index (H0DI) is a subset of ICE BofA U.S. High Yield Index including all securities with an option-adjusted spread greater than or equal to 1,000 basis points.
6ICE BofA US High Yield Constrained Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market but caps issuer exposure at 2%.
7Short, or short position, is a directional trading or investment strategy where the investor sells shares of borrowed securities in the open market. The expectation is that the price of the securities will decrease over time.
8Front end of the yield curve is the short end of the yield curve; generally considered to be bond maturities within two years.
9Lever up is to use leverage. Leverage is a technique where a fund’s manager borrows assets at one rate and invests the proceeds from the borrowed assets at another rate, seeking to increase yield and total return. Use of leverage can result in additional risk and cost, and can magnify the effect of any losses.
IMPORTANT DISCLOSURES
General Disclosure
Availability of this document and products and services provided by MacKay Shields LLC (“MacKay Shields”) may be limited by applicable laws and regulations in certain jurisdictions and this document is provided only for persons to whom this document and the products and services of MacKay Shields may otherwise lawfully be issued or made available. None of the products and services provided by MacKay Shields are offered to any person in any jurisdiction where such offering would be contrary to local law or regulation. This document is provided for information purposes only. It does not constitute investment advice and should not be construed as an offer to buy securities. The contents of this document have not been reviewed by any regulatory authority in any jurisdiction.
This material contains the opinions of certain professionals at MacKay Shields and are subject to change without notice. This material is distributed for informational purposes only. Forecasts, estimates, and opinions contained herein should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Any forward-looking statements speak only as of the date they are made and MacKay Shields assumes no duty and does not undertake to update forward-looking statements. No part of this document may be reproduced in any form, or referred to in any other publication, without express written permission of MacKay Shields LLC. ©2024, MacKay Shields LLC. All Rights Reserved.
Comparisons to an Index
Comparisons to a financial index are provided for illustrative purposes only. Comparisons to an index are subject to limitations because portfolio holdings, volatility and other portfolio characteristics may differ materially from the index. Unlike an index, portfolios are actively managed and may also include derivatives or other financial instruments. There is no guarantee that any of the securities in the index are contained in a managed portfolio. The performance of the index may assume reinvestment of dividends or follow other index-specific methodologies and criteria, but does not reflect the impact of fees, applicable taxes or trading costs which, unlike an index, may reduce the returns of a managed portfolio. Investors cannot invest in an index. Because of these differences, the performance of an index should not be relied upon as an accurate measure of comparison.
Credit Rating Disclosure
ICE Data utilizes its own composite scale, similar to those of Moody’s, S&P and Fitch, when publishing a composite rating on an index constituent (eg. BBB3, BBB2, BBB1). Index constituent composite ratings are the simple averages of numerical equivalent values of the ratings from Moody’s, S&P and Fitch. If only two of the designated agencies rate a bond, the composite rating is based on an average of the two. Likewise, if only one of the designated agencies rates a bond, the composite rating is based on that one rating.
Source Information
ALL ICE DATA INDICES REFERENCED HEREIN (EACH SUCH INDEX, THE “INDEX”), ARE PRODUCTS OF ICE DATA INDICES, LLC (“ICE DATA”), AND ARE USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES, AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. INCLUSION OF A SECURITY WITHIN AN INDEX IS NOT A RECOMMENDATION BY ICE

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Semi-Annual Report
April 30, 2024 (Unaudited)
DATA TO BUY, SELL, OR HOLD SUCH SECURITY, NOR IS IT CONSIDERED TO BE INVESTMENT ADVICE. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND MACKAY SHIELDS LLC, OR ANY OF ITS PRODUCTS OR SERVICES.
Past performance is not indicative of future results.

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments
April 30, 2024 (Unaudited)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 95.5%
	Automotive – 3.5%
$1,015,000	Champions Financing, Inc. (a)	8.75%	02/15/29	$1,038,354
2,300,000	Dana, Inc. (b)	4.50%	02/15/32	1,953,296
1,260,000	Ford Motor Credit Co., LLC (b)	6.95%	03/06/26	1,277,466
2,205,000	Ford Motor Credit Co., LLC (b)	4.13%	08/17/27	2,071,636
5,000,000	Ford Motor Credit Co., LLC (b)	5.11%	05/03/29	4,765,615
1,950,000	Gates Global LLC/Gates Corp. (a) (b)	6.25%	01/15/26	1,952,699
1,135,000	Thor Industries, Inc. (a)	4.00%	10/15/29	982,724
425,000	Wand NewCo 3, Inc. (a)	7.63%	01/30/32	432,414
				14,474,204
	Banking – 0.9%
1,260,000	Comerica, Inc. (b) (c)	5.98%	01/30/30	1,223,926
500,000	Fifth Third Bank N.A.	3.85%	03/15/26	480,469
2,390,000	KeyBank NA/Cleveland OH (b)	4.90%	08/08/32	2,053,291
				3,757,686
	Basic Industry – 7.7%
1,865,000	Artera Services LLC (a) (b)	8.50%	02/15/31	1,909,823
400,000	Camelot Return Merger Sub, Inc. (a)	8.75%	08/01/28	393,623
320,000	Carpenter Technology Corp.	6.38%	07/15/28	318,651
1,553,000	Compass Minerals International, Inc. (a)	6.75%	12/01/27	1,458,171
1,934,000	Great Lakes Dredge & Dock Corp. (a) (b)	5.25%	06/01/29	1,625,803
2,865,000	Innophos Holdings, Inc. (a) (b)	9.38%	02/15/28	2,480,804
2,000,000	International Flavors & Fragrances, Inc. (a) (b)	1.83%	10/15/27	1,754,344
2,445,000	JELD-WEN, Inc. (a) (b)	4.88%	12/15/27	2,323,113
465,000	Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC (a)	6.75%	04/01/32	462,095
800,000	MIWD Holdco II LLC/MIWD Finance Corp. (a)	5.50%	02/01/30	725,341
1,125,000	Novelis Corp. (a) (b)	3.25%	11/15/26	1,053,049
885,000	Novelis Corp. (a)	3.88%	08/15/31	750,346
1,820,000	Pike Corp. (a) (b)	8.63%	01/31/31	1,908,851
2,160,000	Rain Carbon, Inc. (a) (b)	12.25%	09/01/29	2,252,107
1,200,000	SCIH Salt Holdings, Inc. (a)	4.88%	05/01/28	1,117,066
1,065,000	SCIH Salt Holdings, Inc. (a)	6.63%	05/01/29	983,681
1,145,000	Standard Industries, Inc. (a) (b)	4.38%	07/15/30	1,015,005
1,214,000	TMS International Corp. (a)	6.25%	04/15/29	1,120,029
1,390,000	TopBuild Corp. (a) (b)	4.13%	02/15/32	1,204,694
3,765,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (b)	5.88%	06/15/24	3,765,034
2,307,000	Valvoline, Inc. (a) (b)	3.63%	06/15/31	1,942,709
1,500,000	WR Grace Holdings LLC (a) (b)	5.63%	08/15/29	1,344,659
				31,908,998
	Capital Goods – 6.9%
1,065,000	Amsted Industries, Inc. (a) (b)	5.63%	07/01/27	1,036,517
2,300,000	Ball Corp. (b)	2.88%	08/15/30	1,922,703
1,589,000	Berry Global, Inc. (a) (b)	4.50%	02/15/26	1,545,577
1,830,000	Chart Industries, Inc. (a) (b)	7.50%	01/01/30	1,874,021
936,000	Crown Americas LLC	5.25%	04/01/30	892,995
2,145,000	EnerSys (a) (b)	4.38%	12/15/27	2,016,704
636,000	EnerSys (a)	6.63%	01/15/32	634,173
985,000	Graphic Packaging International LLC (a) (b)	3.75%	02/01/30	858,145
400,000	Hillenbrand, Inc.	6.25%	02/15/29	397,364
450,000	Mauser Packaging Solutions Holding Co. (a)	9.25%	04/15/27	441,493
3,000,000	Owens-Brockway Glass Container, Inc. (a) (b)	7.25%	05/15/31	3,008,340
387,000	Regal Rexnord Corp. (a)	6.05%	02/15/26	387,210
1,315,000	Sealed Air Corp. (a) (b)	7.25%	02/15/31	1,340,351
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Goods (Continued)
$475,000	Spirit AeroSystems, Inc.	4.60%	06/15/28	$438,189
3,100,000	Spirit AeroSystems, Inc. (a) (b)	9.75%	11/15/30	3,433,239
1,600,000	TK Elevator US Newco, Inc. (a) (b)	5.25%	07/15/27	1,532,205
2,000,000	TransDigm, Inc. (a) (b)	6.75%	08/15/28	2,010,998
1,675,000	TransDigm, Inc. (a) (b)	6.63%	03/01/32	1,674,246
2,515,000	TriMas Corp. (a) (b)	4.13%	04/15/29	2,260,233
1,050,000	Verde Purchaser LLC (a)	10.50%	11/30/30	1,107,356
				28,812,059
	Consumer Goods – 6.1%
370,000	Acushnet Co. (a)	7.38%	10/15/28	380,211
1,370,000	CD&R Smokey Buyer, Inc. (a) (b)	6.75%	07/15/25	1,363,079
505,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC (a)	6.63%	07/15/30	505,698
3,545,000	Darling Ingredients, Inc. (a) (b)	5.25%	04/15/27	3,438,443
665,000	Darling Ingredients, Inc. (a)	6.00%	06/15/30	646,424
2,120,000	Edgewell Personal Care Co. (a) (b)	5.50%	06/01/28	2,047,900
1,185,000	Energizer Holdings, Inc. (a)	4.38%	03/31/29	1,047,927
955,000	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (a)	5.00%	12/31/26	923,686
3,149,000	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (a) (b)	7.00%	12/31/27	3,049,192
602,000	Lamb Weston Holdings, Inc. (a)	4.88%	05/15/28	575,291
1,585,000	Mattel, Inc. (a) (b)	5.88%	12/15/27	1,577,599
940,000	Newell Brands, Inc.	6.38%	09/15/27	919,561
1,000,000	Performance Food Group, Inc. (a)	4.25%	08/01/29	897,039
3,510,000	Post Holdings, Inc. (a) (b)	4.63%	04/15/30	3,172,250
3,300,000	Primo Water Holdings, Inc. (a) (b)	4.38%	04/30/29	3,015,170
1,100,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed (a)	4.63%	03/01/29	950,198
740,000	Triton Water Holdings, Inc. (a)	6.25%	04/01/29	664,320
				25,173,988
	Energy – 16.6%
1,200,000	Aethon United BR, L.P./Aethon United Finance Corp. (a) (b)	8.25%	02/15/26	1,208,864
710,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	7.00%	11/01/26	709,522
970,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	8.25%	12/31/28	990,719
2,624,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. (a) (b)	5.88%	06/30/29	2,503,055
1,100,000	CNX Midstream Partners, L.P. (a) (b)	4.75%	04/15/30	974,529
822,000	CNX Resources Corp. (a)	6.00%	01/15/29	797,157
2,725,000	Comstock Resources, Inc. (a) (b)	6.75%	03/01/29	2,596,930
695,000	DCP Midstream Operating, L.P. (b)	3.25%	02/15/32	585,222
2,650,000	Delek Logistics Partners, L.P./Delek Logistics Finance Corp. (a) (b)	7.13%	06/01/28	2,590,626
1,200,000	DT Midstream, Inc. (a) (b)	4.13%	06/15/29	1,088,596
1,695,000	Encino Acquisition Partners Holdings LLC (a)	8.75%	05/01/31	1,727,187
1,900,000	EnLink Midstream LLC (a) (b)	5.63%	01/15/28	1,868,413
2,335,000	EnLink Midstream LLC (b)	5.38%	06/01/29	2,253,115
150,000	EnLink Midstream LLC (a)	6.50%	09/01/30	152,000
1,825,000	EQM Midstream Partners, L.P. (a) (b)	6.50%	07/01/27	1,829,004
1,700,000	EQM Midstream Partners, L.P. (b)	5.50%	07/15/28	1,657,337
132,000	EQM Midstream Partners, L.P. (a)	7.50%	06/01/30	138,516
3,620,000	EQM Midstream Partners, L.P. (a) (b)	4.75%	01/15/31	3,310,610
791,000	Hess Midstream Operations, L.P. (a)	5.63%	02/15/26	782,758
1,040,000	Hess Midstream Operations, L.P. (a) (b)	4.25%	02/15/30	939,426
1,145,000	HF Sinclair Corp. (a)	6.38%	04/15/27	1,145,610
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Energy (Continued)
$1,845,000	Hilcorp Energy I, L.P./Hilcorp Finance Co. (a) (b)	5.75%	02/01/29	$1,774,182
1,320,000	Hilcorp Energy I, L.P./Hilcorp Finance Co. (a) (b)	6.00%	02/01/31	1,265,077
1,177,000	Howard Midstream Energy Partners LLC (a) (b)	8.88%	07/15/28	1,234,905
900,000	Kodiak Gas Services LLC (a)	7.25%	02/15/29	907,260
1,050,000	Matador Resources Co. (a)	6.88%	04/15/28	1,058,968
1,900,000	Matador Resources Co. (a) (b)	6.50%	04/15/32	1,884,390
2,770,000	Moss Creek Resources Holdings, Inc. (a) (b)	7.50%	01/15/26	2,764,627
508,000	Moss Creek Resources Holdings, Inc. (a)	10.50%	05/15/27	520,000
2,005,000	Nabors Industries, Inc. (a) (b)	7.38%	05/15/27	1,988,930
850,000	NGPL PipeCo LLC (a)	7.77%	12/15/37	927,625
914,000	Noble Finance II LLC (a)	8.00%	04/15/30	942,514
1,775,000	Patterson-UTI Energy, Inc. (b)	7.15%	10/01/33	1,848,798
1,250,000	PBF Holding Co., LLC/PBF Finance Corp.	6.00%	02/15/28	1,220,195
1,340,000	PBF Holding Co., LLC/PBF Finance Corp. (a)	7.88%	09/15/30	1,379,241
1,195,000	Sitio Royalties Operating Partnership, L.P./Sitio Finance Corp. (a)	7.88%	11/01/28	1,229,982
1,913,000	SM Energy Co. (b)	5.63%	06/01/25	1,900,555
1,470,000	SM Energy Co. (b)	6.50%	07/15/28	1,459,401
1,975,000	USA Compression Partners L.P. / USA Compression Finance Corp. (a) (b)	7.13%	03/15/29	1,963,988
1,720,000	Venture Global Calcasieu Pass LLC (a) (b)	3.88%	08/15/29	1,521,017
745,000	Venture Global Calcasieu Pass LLC (a)	4.13%	08/15/31	650,748
905,000	Venture Global Calcasieu Pass LLC (a) (b)	3.88%	11/01/33	743,755
3,003,000	Venture Global LNG, Inc. (a)	9.50%	02/01/29	3,229,687
4,140,000	Venture Global LNG, Inc. (a) (b)	8.38%	06/01/31	4,251,252
1,335,000	Vital Energy, Inc. (a)	7.75%	07/31/29	1,344,847
415,000	Vital Energy, Inc. (a)	7.88%	04/15/32	421,378
909,000	Western Midstream Operating, L.P.	4.50%	03/01/28	868,881
				69,151,399
	Financial Services – 4.5%
325,000	Antares Holdings, L.P. (a)	7.95%	08/11/28	334,155
2,500,000	Antares Holdings, L.P. (a) (b)	6.50%	02/08/29	2,434,859
600,000	Boost Newco Borrower LLC (a)	7.50%	01/15/31	619,687
1,770,000	Credit Acceptance Corp. (a) (b)	9.25%	12/15/28	1,878,855
1,174,000	Freedom Mortgage Corp. (a)	12.00%	10/01/28	1,257,628
685,000	Freedom Mortgage Holdings LLC (a)	9.25%	02/01/29	689,301
2,100,000	Icahn Enterprises, L.P./Icahn Enterprises Finance Corp. (b)	5.25%	05/15/27	1,930,162
1,395,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	1,329,768
2,430,000	MSCI, Inc. (a) (b)	3.88%	02/15/31	2,128,883
900,000	Nationstar Mortgage Holdings, Inc. (a)	7.13%	02/01/32	887,909
209,000	OneMain Finance Corp.	6.88%	03/15/25	210,532
1,990,000	OneMain Finance Corp. (b)	3.50%	01/15/27	1,832,577
425,000	OneMain Finance Corp.	9.00%	01/15/29	445,938
1,225,000	PennyMac Financial Services, Inc. (a)	5.38%	10/15/25	1,209,539
625,000	PennyMac Financial Services, Inc. (a)	7.88%	12/15/29	638,397
1,240,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (a)	3.63%	03/01/29	1,093,607
				18,921,797
	Healthcare – 5.6%
3,065,000	Avantor Funding, Inc. (a) (b)	3.88%	11/01/29	2,716,487
1,729,000	Carriage Services, Inc. (a) (b)	4.25%	05/15/29	1,525,993
714,000	Catalent Pharma Solutions, Inc. (a)	3.50%	04/01/30	679,973
1,710,000	Centene Corp. (b)	4.63%	12/15/29	1,593,777
985,000	CHS/Community Health Systems, Inc. (a)	6.00%	01/15/29	860,433
2,250,000	CHS/Community Health Systems, Inc. (a) (b)	5.25%	05/15/30	1,841,636
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Healthcare (Continued)
$830,000	Elanco Animal Health, Inc.	6.65%	08/28/28	$829,949
1,405,000	Encompass Health Corp. (b)	4.50%	02/01/28	1,320,307
890,000	Endo Finance Holdings, Inc. (a)	8.50%	04/15/31	905,412
1,680,000	HCA, Inc. (b)	5.25%	06/15/49	1,454,703
885,000	PRA Health Sciences, Inc. (a)	2.88%	07/15/26	826,625
1,325,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	1,273,330
990,000	Prestige Brands, Inc. (a)	3.75%	04/01/31	843,147
4,750,000	Service Corp International (b)	7.50%	04/01/27	4,905,168
643,000	Star Parent, Inc. (a)	9.00%	10/01/30	673,415
778,000	Tenet Healthcare Corp.	6.13%	06/15/30	765,667
486,000	Tenet Healthcare Corp. (a)	6.75%	05/15/31	487,571
				23,503,593
	Insurance – 0.1%
505,000	NMI Holdings, Inc. (a)	7.38%	06/01/25	509,233
	Leisure – 5.2%
1,730,000	Affinity Interactive (a) (b)	6.88%	12/15/27	1,549,733
1,290,000	Boyd Gaming Corp. (b)	4.75%	12/01/27	1,224,555
2,210,000	Caesars Entertainment, Inc. (a) (b)	6.50%	02/15/32	2,178,901
2,370,000	CDI Escrow Issuer, Inc. (a) (b)	5.75%	04/01/30	2,256,835
1,800,000	Everi Holdings, Inc. (a) (b)	5.00%	07/15/29	1,765,968
1,800,000	Hilton Domestic Operating Co., Inc. (b)	4.88%	01/15/30	1,693,242
1,725,000	Hilton Domestic Operating Co., Inc. (a) (b)	4.00%	05/01/31	1,513,115
1,440,000	Light & Wonder International, Inc. (a)	7.50%	09/01/31	1,469,589
1,774,000	Penn Entertainment, Inc. (a) (b)	4.13%	07/01/29	1,487,230
2,865,000	Scientific Games Holdings, L.P./Scientific Games US FinCo, Inc. (a) (b)	6.63%	03/01/30	2,712,717
830,000	Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc. (a)	6.63%	05/01/32	827,287
1,550,000	Station Casinos LLC (a) (b)	4.50%	02/15/28	1,438,849
1,485,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (a) (b)	5.13%	10/01/29	1,378,915
				21,496,936
	Media – 9.0%
1,710,000	Arches Buyer, Inc. (a) (b)	4.25%	06/01/28	1,467,945
2,300,000	Arches Buyer, Inc. (a) (b)	6.13%	12/01/28	1,872,820
6,100,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.13%	05/01/27	5,722,242
2,380,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.38%	06/01/29	2,098,014
3,330,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	4.75%	03/01/30	2,769,729
2,325,000	CSC Holdings LLC (a) (b)	5.50%	04/15/27	1,908,237
1,800,000	CSC Holdings LLC (a) (b)	5.38%	02/01/28	1,382,645
675,000	CSC Holdings LLC (a)	11.25%	05/15/28	597,718
250,000	CSC Holdings LLC (a)	5.75%	01/15/30	109,846
2,230,000	CSC Holdings LLC (a) (b)	4.63%	12/01/30	969,868
240,000	Directv Financing LLC (a)	8.88%	02/01/30	233,568
2,655,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc. (a) (b)	5.88%	08/15/27	2,476,854
1,575,000	DISH DBS Corp.	5.88%	11/15/24	1,485,012
1,140,000	DISH DBS Corp. (a) (b)	5.25%	12/01/26	898,615
1,273,000	DISH DBS Corp.	7.38%	07/01/28	571,333
475,000	DISH DBS Corp. (a)	5.75%	12/01/28	321,650
725,000	DISH Network Corp. (a)	11.75%	11/15/27	731,450
1,255,000	iHeartCommunications, Inc. (a) (b)	5.25%	08/15/27	921,879
1,250,000	iHeartCommunications, Inc. (a) (b)	4.75%	01/15/28	893,701
2,185,000	Lamar Media Corp. (b)	4.00%	02/15/30	1,952,088
900,000	Match Group Holdings II LLC (a) (b)	3.63%	10/01/31	743,898
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Media (Continued)
$945,000	News Corp. (a)	3.88%	05/15/29	$852,073
1,480,000	News Corp. (a) (b)	5.13%	02/15/32	1,357,783
920,000	Nexstar Media, Inc. (a)	5.63%	07/15/27	865,882
1,000,000	Paramount Global (c)	6.25%	02/28/57	877,694
1,175,000	Sirius XM Radio, Inc. (a)	4.13%	07/01/30	997,388
655,000	TripAdvisor, Inc. (a)	7.00%	07/15/25	655,859
880,000	Univision Communications, Inc. (a)	4.50%	05/01/29	766,310
990,000	WMG Acquisition Corp. (a)	3.75%	12/01/29	871,621
				37,373,722
	Real Estate – 5.0%
990,000	American Tower Corp.	2.10%	06/15/30	808,176
525,000	GLP Capital L.P./GLP Financing II, Inc.	5.25%	06/01/25	520,489
525,000	GLP Capital L.P./GLP Financing II, Inc.	5.75%	06/01/28	518,974
479,000	Iron Mountain, Inc. (a)	4.88%	09/15/29	442,448
3,701,000	Iron Mountain, Inc. (a) (b)	5.25%	07/15/30	3,438,705
825,000	Iron Mountain, Inc. (a)	4.50%	02/15/31	728,495
775,000	Outfront Media Capital LLC/Outfront Media Capital Corp. (a)	4.25%	01/15/29	690,597
2,365,000	Outfront Media Capital LLC/Outfront Media Capital Corp. (a) (b)	7.38%	02/15/31	2,429,058
700,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (a)	5.88%	10/01/28	680,390
2,650,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer (a) (b)	4.88%	05/15/29	2,426,869
1,237,000	RHP Hotel Properties, L.P./RHP Finance Corp. (a) (b)	7.25%	07/15/28	1,257,247
1,500,000	SBA Communications Corp.	3.88%	02/15/27	1,411,136
1,840,000	SBA Communications Corp. (b)	3.13%	02/01/29	1,604,191
800,000	Service Properties Trust (a)	8.63%	11/15/31	840,869
2,040,000	Uniti Group, L.P./Uniti Group Finance, Inc./CSL Capital LLC (a) (b)	10.50%	02/15/28	2,118,489
925,000	XHR, L.P. (a)	4.88%	06/01/29	845,132
				20,761,265
	Retail – 4.7%
1,555,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons, L.P./Albertsons LLC (a) (b)	6.50%	02/15/28	1,555,083
3,490,000	Albertsons Cos, Inc./Safeway, Inc./New Albertsons, L.P./Albertsons LLC (a) (b)	3.50%	03/15/29	3,082,901
2,150,000	Arko Corp. (a) (b)	5.13%	11/15/29	1,734,697
817,000	Bath & Body Works, Inc. (a)	9.38%	07/01/25	846,312
1,900,000	Bath & Body Works, Inc. (b)	7.50%	06/15/29	1,951,856
555,000	Group 1 Automotive, Inc. (a)	4.00%	08/15/28	505,303
700,000	LCM Investments Holdings II LLC (a)	4.88%	05/01/29	639,995
805,000	LCM Investments Holdings II LLC (a)	8.25%	08/01/31	837,019
870,000	Lithia Motors, Inc. (a)	3.88%	06/01/29	769,266
1,070,000	Macy’s Retail Holdings LLC (a)	5.88%	04/01/29	1,032,765
1,288,000	Macy’s Retail Holdings LLC (a)	6.13%	03/15/32	1,219,681
925,000	Mavis Tire Express Services Topco Corp. (a)	6.50%	05/15/29	857,846
620,000	Michaels Cos (The), Inc. (a)	7.88%	05/01/29	454,791
900,000	NMG Holding Co., Inc./Neiman Marcus Group LLC (a)	7.13%	04/01/26	896,671
460,000	Nordstrom, Inc.	4.38%	04/01/30	410,998
525,000	Nordstrom, Inc.	5.00%	01/15/44	399,072
250,000	QVC, Inc.	5.45%	08/15/34	164,437
975,000	Sally Holdings LLC / Sally Capital, Inc.	6.75%	03/01/32	943,467
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Retail (Continued)
$1,415,000	Victoria’s Secret & Co. (a)	4.63%	07/15/29	$1,112,948
				19,415,108
	Services – 9.2%
360,000	Allied Universal Holdco LLC (a)	7.88%	02/15/31	361,245
1,325,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a)	6.63%	07/15/26	1,322,842
1,560,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a)	9.75%	07/15/27	1,555,778
1,185,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a)	6.00%	06/01/29	1,007,195
870,000	Aptim Corp. (a)	7.75%	06/15/25	864,653
390,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (a)	5.38%	03/01/29	347,308
1,483,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (a)	8.00%	02/15/31	1,421,324
625,000	Clarivate Science Holdings Corp. (a) (b)	3.88%	07/01/28	569,687
1,520,000	Clean Harbors, Inc. (a) (b)	4.88%	07/15/27	1,465,478
2,175,000	Covanta Holding Corp. (a) (b)	4.88%	12/01/29	1,908,835
965,000	Covanta Holding Corp.	5.00%	09/01/30	834,786
410,000	Gartner, Inc. (a)	4.50%	07/01/28	385,928
950,000	GYP Holdings III Corp. (a) (b)	4.63%	05/01/29	882,350
3,045,000	H&E Equipment Services, Inc. (a) (b)	3.88%	12/15/28	2,697,787
3,605,000	Herc Holdings, Inc. (a) (b)	5.50%	07/15/27	3,504,792
750,000	Hertz (The) Corp. (a)	4.63%	12/01/26	581,695
1,450,000	Imola Merger Corp. (a) (b)	4.75%	05/15/29	1,336,350
1,445,000	NESCO Holdings II, Inc. (a) (b)	5.50%	04/15/29	1,346,651
1,915,000	Prime Security Services Borrower LLC/Prime Finance, Inc. (a) (b)	3.38%	08/31/27	1,745,848
1,800,000	Sotheby’s (a) (b)	7.38%	10/15/27	1,679,036
2,065,000	Sotheby’s/Bidfair Holdings, Inc. (a) (b)	5.88%	06/01/29	1,723,953
1,600,000	Staples, Inc. (a) (b)	7.50%	04/15/26	1,544,043
175,000	Staples, Inc. (a)	10.75%	04/15/27	161,211
1,683,000	Uber Technologies, Inc. (a) (b)	4.50%	08/15/29	1,571,034
30,000	United Rentals North America, Inc.	3.75%	01/15/32	25,655
3,065,000	WASH Multifamily Acquisition, Inc. (a) (b)	5.75%	04/15/26	2,974,647
750,000	Waste Pro USA, Inc. (a)	5.50%	02/15/26	734,448
880,000	WESCO Distribution, Inc. (a)	7.13%	06/15/25	881,469
1,045,000	WESCO Distribution, Inc. (a)	7.25%	06/15/28	1,062,529
1,725,000	Williams Scotsman, Inc. (a) (b)	4.63%	08/15/28	1,594,114
				38,092,671
	Technology & Electronics – 3.8%
1,370,000	Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. (a) (b)	8.00%	06/15/29	1,410,574
1,760,000	Central Parent, Inc./CDK Global, Inc. (a) (b)	7.25%	06/15/29	1,780,469
850,000	Cloud Software Group, Inc. (a)	6.50%	03/31/29	806,831
385,000	CommScope, Inc. (a)	6.00%	03/01/26	344,575
820,000	CommScope, Inc. (a) (b)	8.25%	03/01/27	316,851
1,925,000	CommScope, Inc. (a) (b)	4.75%	09/01/29	1,347,500
527,000	Dell International LLC/EMC Corp.	8.35%	07/15/46	654,918
1,900,000	Entegris, Inc. (a) (b)	4.38%	04/15/28	1,772,975
1,425,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc. (a)	3.50%	03/01/29	1,265,116
934,000	NCR Voyix Corp. (a)	5.13%	04/15/29	859,212
779,000	Presidio Holdings, Inc. (a)	8.25%	02/01/28	788,428
580,000	PTC, Inc. (a)	3.63%	02/15/25	568,598
690,000	SS&C Technologies, Inc. (a)	5.50%	09/30/27	671,255
1,250,000	Twilio, Inc.	3.63%	03/15/29	1,110,903
2,320,000	Viavi Solutions, Inc. (a) (b)	3.75%	10/01/29	1,951,660
				15,649,865
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Telecommunications – 1.2%
$1,200,000	Cable One, Inc. (a) (b)	4.00%	11/15/30	$916,775
655,000	Cogent Communications Group, Inc. (a) (b)	3.50%	05/01/26	616,484
1,035,000	Cogent Communications Group, Inc. (a)	7.00%	06/15/27	1,022,820
1,765,000	Level 3 Financing, Inc. (a)	3.63%	01/15/29	609,016
1,400,000	Sprint Capital Corp. (b)	8.75%	03/15/32	1,654,157
				4,819,252
	Transportation – 1.0%
714,000	First Student Bidco, Inc./First Transit Parent, Inc. (a)	4.00%	07/31/29	625,114
505,000	Genesee & Wyoming, Inc. (a)	6.25%	04/15/32	502,546
685,000	United Airlines, Inc. (a)	4.38%	04/15/26	659,521
895,000	United Airlines, Inc. (a) (b)	4.63%	04/15/29	825,762
1,210,000	XPO, Inc. (a)	6.25%	06/01/28	1,207,742
525,000	XPO, Inc. (a)	7.13%	06/01/31	528,226
				4,348,911
	Utility – 4.5%
2,165,000	AmeriGas Partners, L.P./AmeriGas Finance Corp. (a) (b)	9.38%	06/01/28	2,251,656
470,000	Calpine Corp. (a)	5.13%	03/15/28	446,246
2,900,000	Calpine Corp. (a) (b)	4.63%	02/01/29	2,666,701
2,205,000	Calpine Corp. (a) (b)	3.75%	03/01/31	1,909,975
470,000	Clearway Energy Operating LLC (a)	3.75%	02/15/31	397,893
1,690,000	Clearway Energy Operating LLC (a) (b)	3.75%	01/15/32	1,400,955
2,600,000	Ferrellgas, L.P./Ferrellgas Finance Corp. (a) (b)	5.88%	04/01/29	2,465,951
1,355,000	FirstEnergy Corp. (b)	4.15%	07/15/27	1,277,636
1,140,000	NextEra Energy Operating Partners, L.P. (a)	4.50%	09/15/27	1,063,335
2,515,000	PG&E Corp. (b)	5.00%	07/01/28	2,398,613
1,310,000	Vistra Operations Co. LLC (a)	4.38%	05/01/29	1,193,961
1,050,000	Vistra Operations Co. LLC (a)	6.88%	04/15/32	1,046,338
				18,519,260
	Total Corporate Bonds and Notes			396,689,947
	(Cost $416,891,088)
FOREIGN CORPORATE BONDS AND NOTES (d) – 24.9%
	Automotive – 0.2%
925,000	Aston Martin Capital Holdings Ltd. (a)	10.00%	03/31/29	906,874
	Banking – 0.8%
2,930,000	Barclays PLC (b) (c)	7.33%	11/02/26	2,985,330
500,000	Intesa Sanpaolo S.p.A. (a)	5.02%	06/26/24	498,625
				3,483,955
	Basic Industry – 3.4%
1,350,000	Ahlstrom Holding 3 Oy (a) (b)	4.88%	02/04/28	1,244,734
985,000	Algoma Steel, Inc. (a)	9.13%	04/15/29	973,919
2,800,000	INEOS Finance PLC (a) (b)	6.75%	05/15/28	2,754,204
650,000	INEOS Quattro Finance 2 PLC (a)	9.63%	03/15/29	687,454
1,900,000	James Hardie International Finance DAC (a) (b)	5.00%	01/15/28	1,828,095
1,750,000	Mineral Resources Ltd. (a) (b)	9.25%	10/01/28	1,836,775
475,000	Nobian Finance B.V. (EUR) (e)	3.63%	07/15/26	492,721
1,320,000	Perenti Finance Pty Ltd. (a)	7.50%	04/26/29	1,334,550
900,000	SK Invictus Intermediate II Sarl (a)	5.00%	10/30/29	785,398
2,250,000	SNF Group SACA (a) (b)	3.38%	03/15/30	1,936,942
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (d) (Continued)
	Basic Industry (Continued)
755,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (a)	5.13%	04/01/29	$194,741
				14,069,533
	Capital Goods – 3.5%
587,000	Bombardier, Inc. (a)	7.88%	04/15/27	583,709
2,125,000	Bombardier, Inc. (a) (b)	6.00%	02/15/28	2,074,593
3,509,000	Bombardier, Inc. (a)	7.50%	02/01/29	3,593,023
901,000	Bombardier, Inc. (a)	7.25%	07/01/31	904,344
2,240,000	Canpack S.A./Canpack US LLC (a) (b)	3.13%	11/01/25	2,150,466
450,000	Canpack S.A./Canpack US LLC (a)	3.88%	11/15/29	394,801
1,880,000	Cascades, Inc./Cascades USA, Inc. (a) (b)	5.38%	01/15/28	1,765,208
875,000	OI European Group B.V. (a)	4.75%	02/15/30	800,085
2,200,000	Stora Enso OYJ (a) (b)	7.25%	04/15/36	2,240,895
				14,507,124
	Consumer Goods – 0.7%
1,000,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.	5.50%	01/15/30	966,013
2,500,000	Minerva Luxembourg S.A. (a) (b)	4.38%	03/18/31	2,034,896
				3,000,909
	Energy – 2.7%
1,775,000	Baytex Energy Corp. (a) (b)	8.50%	04/30/30	1,852,084
600,000	Borr IHC Ltd./Borr Finance LLC (a)	10.00%	11/15/28	622,390
1,410,000	Diamond Foreign Asset Co./ Diamond Finance LLC (a)	8.50%	10/01/30	1,475,979
2,250,000	Petroleos Mexicanos (b)	6.50%	03/13/27	2,108,657
650,000	Transocean Titan Financing Ltd. (a)	8.38%	02/01/28	667,864
779,000	Transocean, Inc. (a)	8.25%	05/15/29	775,007
1,378,800	Transocean, Inc. (a)	8.75%	02/15/30	1,438,632
780,000	Transocean, Inc. (a)	8.50%	05/15/31	776,961
1,257,000	Valaris Ltd. (a) (b)	8.38%	04/30/30	1,293,691
				11,011,265
	Healthcare – 0.5%
475,000	Bausch Health Cos., Inc. (a)	5.50%	11/01/25	442,913
501,000	Bausch Health Cos., Inc. (a)	9.00%	12/15/25	473,842
950,000	Grifols S.A. (EUR) (e)	3.88%	10/15/28	805,332
500,000	Grifols S.A. (a)	4.75%	10/15/28	404,397
				2,126,484
	Leisure – 3.5%
725,000	Carnival Corp. (a)	5.75%	03/01/27	708,065
3,135,000	Carnival Corp. (a) (b)	6.00%	05/01/29	3,039,910
700,000	Melco Resorts Finance Ltd. (a)	5.75%	07/21/28	649,764
2,220,000	NCL Corp Ltd. (a) (b)	5.88%	02/15/27	2,170,260
845,000	NCL Corp Ltd. (a)	8.38%	02/01/28	881,900
765,000	NCL Corp Ltd. (a)	7.75%	02/15/29	781,989
2,566,000	NCL Finance Ltd. (a) (b)	6.13%	03/15/28	2,505,811
859,000	Viking Cruises Ltd. (a)	5.88%	09/15/27	833,531
2,180,000	Viking Cruises Ltd. (a) (b)	9.13%	07/15/31	2,339,836
845,000	VOC Escrow Ltd. (a)	5.00%	02/15/28	806,465
				14,717,531
	Media – 0.6%
2,770,000	Sunrise HoldCo IV, B.V. (a) (b)	5.50%	01/15/28	2,611,504
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (d) (Continued)
	Retail – 0.6%
2,430,000	Rakuten Group, Inc. (a)	9.75%	04/15/29	$2,410,151
	Services – 2.0%
1,430,000	Garda World Security Corp. (a)	4.63%	02/15/27	1,364,348
2,492,000	Garda World Security Corp. (a) (b)	9.50%	11/01/27	2,482,727
2,765,000	GFL Environmental, Inc. (a) (b)	4.00%	08/01/28	2,509,043
1,650,000	GFL Environmental, Inc. (a) (b)	3.50%	09/01/28	1,484,979
655,000	GFL Environmental, Inc. (a) (b)	4.75%	06/15/29	604,974
				8,446,071
	Technology & Electronics – 1.4%
918,000	Clarios Global, L.P. (a)	6.75%	05/15/25	919,181
607,000	Clarios Global, L.P./Clarios US Finance Co. (a)	6.25%	05/15/26	606,826
1,099,000	Clarios Global, L.P./Clarios US Finance Co. (a)	8.50%	05/15/27	1,102,509
1,760,000	Open Text Corp. (a) (b)	3.88%	12/01/29	1,542,015
1,000	Seagate HDD Cayman	4.13%	01/15/31	869
1,675,000	Sensata Technologies B.V. (a) (b)	4.00%	04/15/29	1,501,205
				5,672,605
	Telecommunications – 4.0%
2,875,000	Altice Financing S.A. (a) (b)	5.75%	08/15/29	2,139,732
2,500,000	Altice France S.A. (a) (b)	5.50%	01/15/28	1,691,475
2,000,000	Iliad Holding S.A.S. (a) (b)	6.50%	10/15/26	1,992,278
1,231,000	Iliad Holding SAS (a)	8.50%	04/15/31	1,241,812
1,340,000	Telecom Italia Capital S.A.	7.72%	06/04/38	1,247,201
1,100,000	Total Play Telecomunicaciones S.A. de C.V. (a)	6.38%	09/20/28	587,891
4,000,000	Virgin Media Finance PLC (EUR) (e)	3.75%	07/15/30	3,658,507
1,000,000	Vmed O2 UK Financing I PLC (GBP) (a)	4.50%	07/15/31	1,038,748
870,000	VZ Secured Financing B.V. (a) (b)	5.00%	01/15/32	733,656
2,700,000	Ziggo Bond Co. B.V. (a) (b)	5.13%	02/28/30	2,243,083
				16,574,383
	Transportation – 1.0%
2,595,000	Air Canada 2020-1 Class C Pass Through Trust (a) (b)	10.50%	07/15/26	2,828,550
575,000	Stena International S.A. (EUR) (a)	7.25%	02/15/28	648,167
659,000	Stena International S.A. (a)	7.25%	01/15/31	660,155
				4,136,872
	Total Foreign Corporate Bonds and Notes			103,675,261
	(Cost $106,989,318)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (f) – 5.6%
	Automotive – 1.3%
5,935,000	General Motors Financial Co., Inc., Series A (c)	5.75%	(g)	5,551,565
	Banking – 1.7%
3,000,000	Barclays Bank PLC, 3 Mo. EUR LIBOR + 0.71% (EUR) (e) (h)	4.65%	(g)	3,037,870
3,935,000	Citigroup, Inc., Series V (b) (c)	4.70%	(g)	3,833,414
				6,871,284
	Capital Goods – 0.7%
3,210,000	Textron Financial Corp., 3 Mo. SOFR + CSA + 1.74% (a) (b) (h)	7.32%	02/15/42	2,765,285
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (f) (Continued)
	Financial Services – 0.7%
3,175,000	American AgCredit Corp., Series QIB (a) (b) (c)	5.25%	(g)	$2,984,500
	Utility – 1.2%
4,895,000	Vistra Corp. (a) (b) (c)	8.00%	(g)	4,949,741
	Total Capital Preferred Securities			23,122,375
	(Cost $23,841,924)
Principal Value	Description	Rate (i)	Stated Maturity (j)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 3.6%
	Basic Industry – 0.6%
$2,570,000	INEOS US Petrochem LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.00% Floor	9.58%	03/29/29	2,568,394
	Capital Goods – 1.0%
2,550,000	ADS Tactical, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + 5.75%, 1.00% Floor	11.08%	03/19/26	2,567,531
748,125	Dexko Global, Inc., 2023 Incremental Term Loan (First Lien), 1 Mo. CME Term SOFR + 4.25%, 0.00% Floor	9.60%	10/04/28	747,736
834,228	Emrld Borrower L.P., Initial Term B Loan, 3 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.82%	05/31/30	837,769
				4,153,036
	Healthcare – 0.3%
1,320,000	Endo Finance Holdings, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + 4.50%, 0.50% Floor	9.82%	04/23/31	1,318,185
	Retail – 0.3%
1,060,465	Michaels Cos (The), Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.25%, 0.75% Floor	9.60%	04/15/28	991,413
	Services – 0.9%
995,000	Allied Universal Holdco LLC, Amendment No. 3 Term Loan, 1 Mo. CME Term SOFR + 4.75%, 0.50% Floor	10.08%	05/15/28	1,000,418
3,500,000	TruGreen, L.P., Initial Term Loan (Second Lien), 3 Mo. CME Term SOFR + 8.50%, 0.75% Floor	13.81%	11/02/28	2,767,922
				3,768,340
	Technology & Electronics – 0.1%
600,000	Dcert Buyer, Inc., Initial Term Loan, 3 Mo. CME Term SOFR + 7.00%, 0.00% Floor	12.33%	02/16/29	543,939
	Transportation – 0.4%
1,750,000	Genesee & Wyoming, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.30%	04/10/31	1,752,599
	Total Senior Floating-Rate Loan Interests			15,095,906
	(Cost $15,654,776)
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 0.0%
	Collateralized Mortgage Obligations – 0.0%
	Washington Mutual Alternative Mortgage Pass-Through Certificates
$10,215	Series 2007-5, Class A11, (1 Mo. CME Term SOFR + CSA) x -6 + 39.48% (k)	6.89%	06/25/37	$9,385
	(Cost $12,603)

Shares	Description	Value
COMMON STOCKS – 0.3%
	Energy – 0.0%
7	Thunderbird Resources Equity, Inc. (l) (m) (n) (o)	25,851
	Utility – 0.3%
13,918	Vistra Corp.	1,055,541
	Total Common Stocks	1,081,392
	(Cost $950,348)

	Total Investments – 129.9%			539,674,266
(Cost $564,340,057)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS SOLD SHORT – (12.5)%
$(24,000,000)	United States Treasury Note	2.88%	05/31/25	(23,407,500)
(30,000,000)	United States Treasury Note	3.50%	04/30/28	(28,604,297)
	Total U.S. Government Bonds Sold Short			(52,011,797)
(Proceeds $54,465,000)
	Total Investments Sold Short – (12.5)%			(52,011,797)
(Proceeds $54,465,000)

Outstanding Loan – (35.9)%	(149,026,134)
Net Other Assets and Liabilities – 18.5%	76,804,762
Net Assets – 100.0%	$415,441,097

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 4/30/2024	Sale Value as of 4/30/2024	Unrealized Appreciation/ (Depreciation)
08/01/24	JPM	USD	8,822,983	EUR	8,217,000	$8,822,983	$8,805,552	$17,431
08/01/24	JPM	USD	1,082,344	GBP	869,000	1,082,344	1,086,433	(4,089)
Net Unrealized Appreciation / (Depreciation)								$13,342
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund’s sub-advisor (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2024, securities noted as such amounted to
$424,744,236 of total investments and $0 of total investments sold short, or 102.2% and (0.0)% of net assets, respectively.

(b)
This security or a portion of this security is segregated as collateral for investments sold short and borrowings in the margin account (see Note 2F - Short Sales in the Notes to Financial Statements). At April 30, 2024, the segregated value of these securities amounts to $358,733,507.

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
(c)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2024. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)	Principal Value is in U.S. dollars unless otherwise indicated in the security description.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(g)	Perpetual maturity.
(h)	Floating or variable rate security.
(i)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the
Treasury’s Office of Financial Research or another major financial institution, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate.

(j)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(k)	Inverse floating rate security.
(l)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of
Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At
April 30, 2024, securities noted as such are valued at $25,851 or 0.0% of net assets.

(m)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(n)	Non-income producing security.
(o)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
EUR	– Euro
GBP	– British Pound Sterling
JPM	– JPMorgan Chase
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$396,689,947	$—	$396,689,947	$—
Foreign Corporate Bonds and Notes*	103,675,261	—	103,675,261	—
Capital Preferred Securities*	23,122,375	—	23,122,375	—
Senior Floating-Rate Loan Interests*	15,095,906	—	15,095,906	—
Mortgage-Backed Securities	9,385	—	9,385	—
Common Stocks:
Energy	25,851	—	—	25,851
Utility	1,055,541	1,055,541	—	—
Total Investments	$539,674,266	$1,055,541	$538,592,874	$25,851
Forward Foreign Currency Contracts	17,431	—	17,431	—
Total	$539,691,697	$1,055,541	$538,610,305	$25,851

LIABILITIES TABLE
	Total Value at 4/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Bonds Sold Short	$(52,011,797)	$—	$(52,011,797)	$—
Forward Foreign Currency Contracts	(4,089)	—	(4,089)	—
Total	$(52,015,886)	$—	$(52,015,886)	$—

*	See Portfolio of Investments for industry breakout.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Assets and Liabilities
April 30, 2024 (Unaudited)

ASSETS:
Investments, at value	$ 539,674,266
Cash	71,641,002
Foreign currency	61,896
Unrealized appreciation on forward foreign currency contracts	17,431
Due from broker	184,156
Receivables:
Interest	8,739,694
Investment securities sold	1,825,583
Margin interest rebate	79,047
Prepaid expenses	31,269
Total Assets	622,254,344
LIABILITIES:
Borrowings	149,026,134
Investments sold short, at value (proceeds $54,465,000)	52,011,797
Unrealized depreciation on forward foreign currency contracts	4,089
Payables:
Investment securities purchased	4,619,156
Margin interest expense	372,100
Investment advisory fees	341,092
Interest expense on investments sold short	291,296
Shareholder reporting fees	61,011
Audit and tax fees	41,037
Administrative fees	26,308
Legal fees	11,718
Custodian fees	2,683
Transfer agent fees	1,582
Trustees’ fees and expenses	1,581
Financial reporting fees	746
Other liabilities	917
Total Liabilities	206,813,247
NET ASSETS	$415,441,097
NET ASSETS consist of:
Paid-in capital	$ 584,184,477
Par value	332,910
Accumulated distributable earnings (loss)	(169,076,290)
NET ASSETS	$415,441,097
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$12.48
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	33,291,015
Investments, at cost	$564,340,057
Foreign currency, at cost (proceeds)	$62,556
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Operations
For the Six Months Ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Interest	$ 18,368,901
Margin interest rebate	1,390,541
Dividends	6,988
Other	252
Total investment income	19,766,682
EXPENSES:
Margin interest expense	6,162,117
Investment advisory fees	2,083,291
Interest expense on investments sold short	953,398
Administrative fees	115,633
Legal fees	97,484
Shareholder reporting fees	64,049
Audit and tax fees	34,048
Listing expense	20,462
Trustees’ fees and expenses	19,278
Transfer agent fees	10,748
Financial reporting fees	4,600
Custodian fees	1,839
Other	14,133
Total expenses	9,581,080
NET INVESTMENT INCOME (LOSS)	10,185,602
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,179,499)
Forward foreign currency contracts	5,931
Foreign currency transactions	1,749
Investments sold short	96,287
Net realized gain (loss)	(6,075,532)
Net change in unrealized appreciation (depreciation) on:
Investments	35,371,732
Forward foreign currency contracts	(4,226)
Foreign currency translation	(210)
Investments sold short	(735,752)
Net change in unrealized appreciation (depreciation)	34,631,544
NET REALIZED AND UNREALIZED GAIN (LOSS)	28,556,012
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 38,741,614
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statements of Changes in Net Assets

	Six Months Ended 4/30/2024 (Unaudited)	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$ 10,185,602	$ 21,152,328
Net realized gain (loss)	(6,075,532)	(12,951,592)
Net change in unrealized appreciation (depreciation)	34,631,544	10,905,730
Net increase (decrease) in net assets resulting from operations	38,741,614	19,106,466
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(20,973,339)	(21,057,244)
Return of capital	—	(20,916,340)
Total distributions to shareholders	(20,973,339)	(41,973,584)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares *	—	(1,433,499)
Net increase (decrease) in net assets resulting from capital transactions	—	(1,433,499)
Total increase (decrease) in net assets	17,768,275	(24,300,617)
NET ASSETS:
Beginning of period	397,672,822	421,973,439
End of period	$ 415,441,097	$ 397,672,822
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	33,291,015	33,419,132
Common Shares repurchased *	—	(128,117)
Common Shares at end of period	33,291,015	33,291,015

*
On September 15, 2015, the Fund commenced a share repurchase program. For the year ended October 31, 2023, the Fund repurchased 128,117 of its shares at a weighted-average discount of 12.32% from net asset value per share. The Fund’s share repurchase program ended on March 15, 2023.

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Cash Flows
For the Six Months Ended April 30, 2024 (Unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$38,741,614
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(117,815,638)
Sales, maturities and paydown of investments	140,241,399
Borrowed investments purchased	(4,383,170)
Net amortization/accretion of premiums/discounts on investments	(964,281)
Net realized gain/loss on investments	6,179,499
Net realized gain/loss on investments sold short	(96,287)
Net change in unrealized appreciation/depreciation on investments	(35,371,732)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	4,226
Net change in unrealized appreciation/depreciation on investments sold short	735,752
Changes in assets and liabilities:
Decrease in interest receivable	42,022
Decrease in margin interest rebate receivable	12,995
Decrease in due from broker	256,380
Increase in prepaid expenses	(19,091)
Decrease in interest payable on investments sold short	(35,781)
Increase in investment advisory fees payable	2,911
Decrease in audit and tax fees payable	(28,031)
Decrease in legal fees payable	(34,190)
Increase in shareholder reporting fees payable	22,245
Decrease in administrative fees payable	(9,936)
Increase in custodian fees payable	879
Decrease in transfer agent fees payable	(1,773)
Increase in trustees’ fees and expenses payable	670
Decrease in financial reporting fees payable	(25)
Decrease in margin interest expense payable	(30,556)
Decrease in other liabilities payable	(301)
Cash provided by operating activities		$27,449,800
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(20,973,339)
Net proceeds from borrowing	5,371,372
Cash used in financing activities		(15,601,967)
Increase in cash and foreign currency (a)		11,847,833
Cash and foreign currency at beginning of period		59,855,065
Cash and foreign currency at end of period		$71,702,898
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$7,181,852

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(210).
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Financial Highlights
For a Common Share outstanding throughout each period

	Six Months Ended 4/30/2024 (Unaudited)	Year Ended October 31,
2023		2022	2021	2020	2019
Net asset value, beginning of period	$ 11.95	$ 12.63	$ 16.22	$ 15.66	$ 16.94	$ 16.57
Income from investment operations:
Net investment income (loss)	0.31 (a)	0.64 (a)	0.76	0.94	0.92	0.93
Net realized and unrealized gain (loss)	0.85	(0.07)	(3.09)	0.93	(0.92)	0.68
Total from investment operations	1.16	0.57	(2.33)	1.87	—	1.61
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.63)	(0.79)	(0.95)	(0.92)	(0.92)
Return of capital	—	(0.63)	(0.47)	(0.37)	(0.40)	(0.36)
Total distributions paid to Common Shareholders	(0.63)	(1.26)	(1.26)	(1.32)	(1.32)	(1.28)
Common Share repurchases	—	0.01	0.00 (b)	0.01	0.04	0.04
Net asset value, end of period	$12.48	$11.95	$12.63	$16.22	$15.66	$16.94
Market value, end of period	$11.66	$10.48	$11.06	$16.05	$13.49	$15.49
Total return based on net asset value (c)	10.27%	5.73%	(14.11)%	12.88%	1.53%	11.58%
Total return based on market value (c)	17.47%	5.89%	(23.99)%	29.67%	(4.35)%	21.54%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 415,441	$ 397,673	$ 421,973	$ 543,048	$ 526,815	$ 582,502
Ratio of total expenses to average net assets	4.60% (d)	4.23%	2.22%	1.84%	2.13%	2.53%
Ratio of total expenses to average net assets excluding interest expense	1.18% (d)	1.15%	1.13%	1.19%	1.22%	1.16%
Ratio of net investment income (loss) to average net assets	4.89% (d)	5.06%	5.34%	5.74%	5.80%	5.55%
Portfolio turnover rate	20%	35%	32%	43%	63%	33%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01.
(c)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(d)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
1. Organization
First Trust High Income Long/Short Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FSD” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to provide current income. The Fund’s secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, “corporate fixed-income securities” include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments (“Senior Loans”)(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund’s benchmark, the ICE BofA US High Yield Constrained Index (the “Index”). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund’s long positions, either directly or through derivatives, may total up to 130% of the Fund’s Managed Assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund’s liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;

(1)The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the borrower/issuer, or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
the borrower’s/issuer’s competitive position within the industry;
15)
the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2024, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of April 30, 2024.
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. At April 30, 2024, the Fund had $149,026,134 in borrowings, which approximates fair value, as shown in “Borrowings” on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. At April 30, 2024, the Fund had $52,011,797 of investments sold short as shown in “Investments sold short, at value” on the Statement of Assets and Liabilities. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At April 30, 2024, the Fund had a debit margin balance of $200,584,614 with an interest rate of 6.07%. For the six months ended April 30, 2024, the Fund had margin interest rebate of $1,390,541 and margin interest expense of $6,162,117, as shown on the Statement of Operations. For the six months ended April 30, 2024, the average margin balance and interest rate were $200,858,626 and 6.07%, respectively.
G. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2023, was as follows:
Distributions paid from:
Ordinary income	$21,057,244
Capital gains	—
Return of capital	20,916,340
As of October 31, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(118,101,692)
Net unrealized appreciation (depreciation)	(57,210,775)
Total accumulated earnings (losses)	(175,312,467)
Other	(11,532,098)
Paid-in capital	584,517,387
Total net assets	$397,672,822
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $118,101,692.
Of these losses, $27,151,412 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $2,219,032 per year.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of April 30, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of April 30, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$509,875,057	$9,090,221	$(31,289,466)	$(22,199,245)
I. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
MacKay serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the six months ended April 30, 2024, were $119,415,952 and $137,102,072, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $4,383,170 and $0, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at April 30, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 17,431	Unrealized depreciation on forward foreign currency contracts	$ 4,089
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$5,931
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(4,226)
For the six months ended April 30, 2024, the notional values of forward foreign currency contracts opened and closed were $79,173,458 and $72,713,930, respectively.
The Fund does not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
As referenced earlier in this report on page 4 under “Reorganization,” at a special meeting of shareholders of the Fund on May 30, 2024, the Fund’s shareholders approved the reorganization of FSD with and into abrdn Income Credit Strategies Fund (“ACP”). The reorganization was previously approved by the Fund’s Board of Trustees on October 23, 2023.

Additional Information
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
At a special meeting of shareholders of the Fund on May 30, 2024 the Fund’s shareholders approved the reorganization of FSD with and into abrdn Income Credit Strategies Fund (“ACP”), a diversified, closed-end management investment company organized as a Delaware statutory trust. The reorganization was previously approved by the Fund’s Board of Trustees on October 23, 2023.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay dividends and/or interest or repay principal when due. Below-investment grade instruments including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied. Distressed securities might be repaid only after lengthy workout, bankruptcy or similar proceedings, during which the issuer may not make any interest or other payments. Because there typically is substantial uncertainty regarding the outcome of such proceedings, there is a high risk of loss, including loss of the entire investment.

Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•
Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•
Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.

Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. The Fund invests in securities that are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.  This risk is more prevalent with respect to debt securities. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates.  For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall.  Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments.  This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security.  Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  The duration of a security will be expected to change over time with changes in market factors and time to maturity.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates.  As short-term interest rates decline, interest payable on floating rate securities typically decreases.  Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases.  Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates.  The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
Many financial instruments use or may use a floating rate based upon the LIBOR. The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2022. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the Fund.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust, MacKay and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and MacKay currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using certain types of leverage, the amount of the fees paid to First Trust (and by First Trust to MacKay) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and MacKay could have a financial incentive to leverage the Fund.

Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Reorganization Risk. The Board of Trustees and shareholders of the Fund have approved the reorganization of the Fund into ACP. The transaction is anticipated to be consummated in July 2024, subject to the satisfaction of applicable regulatory requirements and approvals and customary closing conditions.  There is no assurance whether such approvals will be obtained or conditions met. Under the terms of the transaction, shareholders of the Fund would receive shares of ACP, which will have its own investment strategies, and thereafter cease to be a shareholder of the Fund. More information on the transaction, including the risks and considerations associated with the transaction as well as the risks of investing in ACP, is contained in the proxy statement/prospectus related to the Reorganization as filed with the SEC.

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
April 30, 2024 (Unaudited)
Short Selling Risk. The Fund engages in short selling.  Short sales are transactions in which the Fund sells a security that it does not own but can borrow in the market and allows the Fund to profit from a decline in the market price (to the extent such decline exceeds the transaction costs and the costs of borrowing the securities). If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.
The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Further, when the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement.  As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities.

U.S. Government Securities Risk. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd Floor
New York, NY 10105
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item [18.]. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Income Long/Short Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 8, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 8, 2024

* Print the name and title of each signing officer under his or her signature.